UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

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FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2017

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Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA   19010

Registrant's telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 13, 2017, Bryn Mawr Bank Corporation (the “Corporation”) completed the public offer and sale of $70,000,000.00 aggregate principal amount of its 4.25% Fixed-to-Floating Rate Subordinated Notes Due December 15, 2027 (the “Notes”) pursuant to the Underwriting Agreement (as defined in Item 8.01 below).

The Notes have been registered under the Securities Act of 1933 by a registration statement on Form S-3 (Registration No. 333-202805) filed on March 16, 2015, as amended by Pre-Effective Amendment No. 1 thereto as filed on March 31, 2015 (the “Registration Statement”). The Notes will bear interest at the rate of 4.25% per annum, with interest payable semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2018. From and including December 15, 2022 to but excluding the maturity date or earlier redemption, the interest rate on the Notes resets quarterly to the three-month LIBOR rate plus a spread of 205.0 basis points, with interest payable quarterly in arrears on March 15, June 15, September 15 and December 15. On or after December 15, 2022, the Corporation will have the option to redeem the Notes on any interest payment date, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued interest, subject to applicable regulatory approval. The Notes will mature on December 15, 2027, unless previously redeemed. The Corporation may, at its option, redeem the Notes before such date in whole, but not in part, at any time, upon the occurrence of a Tier 2 Capital Event, a Tax Event or a 1940 Act Event (as such terms are defined in the Indenture described below).

The Notes were issued pursuant to an Indenture, dated December 13, 2017 (the “Base Indenture”), by and between the Corporation and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated December 13, 2017 (the “Supplemental Indenture” together with the Base Indenture, the “Indenture”). The Corporation’s obligation to make payments of principal and interest on the Notes is subordinate and junior in right of payment to all of its senior indebtedness, which includes payment to all of the Corporation’s existing and future general creditors, and is structurally subordinate in right of payment to all of the Corporation’s subsidiaries’ existing and future indebtedness.

The terms of the Notes are more fully described in a prospectus supplement dated December 8, 2017 to the prospectus. The Base Indenture, the Supplemental Indenture and the Form of Note are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The description of the Base Indenture, the Supplemental Indenture and the Form of Note does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 13, 2017, the Corporation issued a press release announcing the closing of the Offering, a copy of which has been attached as Exhibit 99.1 to this Report and is incorporated to this Item 7.01 by reference.

The information contained in such Exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01 Other Events

On December 8, 2017, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, A Stifel Company, as representative to the Underwriters, for offer and sale of $70,000,000.00 aggregate principal amount of the Notes. The Underwriting Agreement contains customary representations, warranties and covenants of the Corporation, conditions to closing, indemnification obligations of the Corporation and the Underwriters, and termination and other customary provisions. A copy of the Underwriting Agreement has been attached as Exhibit 1.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the issuance and sale of the Notes, Reed Smith LLP has delivered an opinion to the Corporation, attached as Exhibit 5.1 to this Report on Form 8-K, that the Notes constitute valid and binding obligations of the Corporation. This Current Report on Form 8-K is being filed to incorporate such opinion by reference into the Registration Statement.

On December 13, 2017, the Corporation issued a press release announcing the closing of the Offering, a copy of which has been attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 8, 2017, by and between Bryn Mawr Bank Corporation and Keefe, Bruyette & Woods, Inc., as representative to the several underwriters listed on Exhibit I thereto

4.1	Indenture, dated as of December 13, 2017 between Bryn Mawr Bank Corporation and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of December 13, 2017 between Bryn Mawr Bank Corporation and U.S. Bank National Association, as trustee.

4.3	Form of 4.25% Fixed-to-Floating Rate Subordinated Note due December 15, 2027 (included in Exhibit 4.2).

5.1	Opinion of Reed Smith LLP.

23.1	Consent of Reed Smith LLP (included in Exhibit 5.1).

99.1	Press Release of the Corporation, dated December 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRYN MAWR BANK CORPORATION

Date: December 13, 2017	By:	/s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer